UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - October 25, 2005

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 9.01 (c)	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated October 25, 2005, regarding Third Quarter Earnings

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated October 25, 2005, regarding Third Quarter Earnings	4

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES, CORP.

	/s/	Debra E. Dissinger

Dated: October 25, 2005		By: Debra E. Dissinger
Executive Vice President

	/s/	Frederick J. Malloy

Dated: October 25, 2005		By: Frederick J. Malloy
Asst. Vice President/Controller

	/s/	John W. Ord

Dated: October 25, 2005		By: John W. Ord
President/ CEO/Chairman

	/s/	Joseph M. Ferretti

Dated: October 25, 2005		By: Joseph M. Ferretti
Vice President/Chief Credit Officer